SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 1, 2022

PRIME MERIDIAN HOLDING COMPANY
(Exact name of registrant as specified in its charter)

Florida	333-191801	27-2980805
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

1471 Timberlane Road Tallahassee, FL	32312
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (850) 907-2300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1933 (§240.12b-2 of this chapter)

Emerging growth company            ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Securities Registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
None	N/A	N/A

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 1, 2022, Prime Meridian Holding Company (“PMHG”) and Prime Meridian Bank (the “Bank”) (collectively, the “Company”) entered into employment agreements with each of their executive officers and indemnification agreements with each executive officer who was not previously a party to one.

Employment Agreements

PMHG and Bank Vice Chairman, Chief Executive Officer and President Sammie D. Dixon, Jr.

The Company has entered into a Second Amended and Restated Employment Agreement with Mr. Dixon. His agreement amends and restates in its entirety his Amended and Restated Employment Agreement, dated July 19, 2018. Mr. Dixon’s agreement is included in this Form 8-K as Exhibit 10.1.

Pursuant to the agreement, Mr. Dixon is retained as Chief Executive Officer and President of PMHG and the Bank for a period of three years, subject to an automatic extension for an additional year on each anniversary of the original expiration date of the agreement. In addition, the term of the agreement will be extended for an additional three years upon a Change in Control of the Company (as defined in the agreement). Following an extension of the term of the agreement incident to a Change in Control of the Company, the term of the agreement will be automatically extended for an additional year on each anniversary of the date of the Change in Control. Notwithstanding the foregoing, either the Company or Mr. Dixon may cause the term of the agreement to cease at the end of the then current term by giving the other written notice of not less than 60 days prior to the expiration of the then current term of the agreement. Termination of Mr. Dixon’s employment for any reason shall constitute his resignation of his positions on the Boards of Directors of PMHG, the Bank, and either of their subsidiaries.

The agreement provides for Mr. Dixon to receive a base salary and automobile allowance, to be eligible to receive an annual cash bonus of not less than 25% of his base salary, the amount of which shall be based the achievement of goals set by PMHG’s Compensation Committee and approved by its Board, and to participate in the Company’s benefit plans. Mr. Dixon is also eligible to receive an annual equity incentive award of at least 25% of his base salary. The form of the equity award will be at the discretion of PMHG. The Bank will also establish a nonqualified account balance deferred compensation plan for the benefit of Mr. Dixon and purchase bank owned life insurance for the benefit of Mr. Dixon’s designated beneficiaries.

If his employment is terminated because of death, Mr. Dixon’s estate is entitled to receive accrued and earned payments or benefits due and a prorated portion of the bonus he received in his final year of employment. If Mr. Dixon’s employment is terminated because of disability, then he is entitled to receive accrued and earned payments or benefits due and health and other insurance benefits for a period of twelve months following the date of termination.

If employment is terminated by the Company for reasons other than Cause (as defined in the agreement) or disability, or if Mr. Dixon terminates the agreement for Good Reason (as defined in the agreement), Mr. Dixon is entitled to receive his base salary through the date of termination, a prorated portion of the bonus he received in his final year of employment, 18 months of health, disability, and life insurance premiums, all other accrued and earned payments or benefits due, and a cash payment equal to two times his base salary plus the average of his annual bonuses over the three calendar years preceding the year of termination.

However, if such a termination occurs during the period beginning three months prior to and ending 18 months after a Change in Control, such payment shall equal 2.99 times the sum of Mr. Dixon’s then current base salary and the average bonus earned by Mr. Dixon during each of the three calendar years preceding the date of termination. In addition, the Company will provide 36 months of health insurance coverage and 18 months of life and disability coverage. If Mr. Dixon’s employment is terminated due to his death or disability, his estate or Mr. Dixon will be entitled to any accrued salary and a prorated portion of his last bonus. In the event of his disability, the Company will also continue to pay the insurance premiums and coverages described above.

The agreement includes confidentiality provisions to protect the Company’s proprietary and confidential information. The agreement also prohibits Mr. Dixon from competing with the Company during the term of the agreement and during the two-year period following termination by the Company for reasons other than Cause or disability, or termination by Mr. Dixon for Good Reason. During such period, Mr. Dixon will be prohibited from engaging in the business of banking in Gadsden, Jefferson, Leon, and Wakulla Counties, Florida and anywhere within 20 miles of a Bank branch office that is operational on the date of termination of the agreement. The agreement also restricts Mr. Dixon from soliciting certain existing and prospective customers of the Bank for a period of two years following termination of employment. In addition, during the two-year period following termination of employment, the agreement restricts Mr. Dixon from inducing any Bank employee to terminate his or her employment with the Bank or to accept employment with any other employer. The foregoing non-competition, non-solicitation, and non-recruitment provisions do not apply if Mr. Dixon’s employment is terminated because of the expiration of the agreement or the nonrenewal of the term of the agreement.

Mr. Dixon’s agreement also contains a non-disparagement clause and an obligation of the Company to pay Mr. Dixon’s legal fees in the event he takes action to enforce his agreement.

Bank Executive Vice President and Senior Lender Chris L. Jensen, Jr.

The Company has entered into an Amended and Restated Employment Agreement with Mr. Jensen. His agreement amends and restates in its entirety his Employment Agreement, dated November 19, 2018. Mr. Jensen’s agreement is included in this Form 8-K as Exhibit 10.2.

Mr. Jensen’s agreement is identical in all material respects to Mr. Dixon’s agreement, except that: (i) it does not provide for a discretionary equity bonus or a minimum cash bonus target, rather any annual bonus is based upon the achievement of performance goals established from year to year by the Company’s Chief Executive Officer and President; (ii) the payment due in connection with a termination other than for Cause or without Good Reason will be equal to his current salary plus a prorated portion of his average cash bonus for the previous three years; (iii) the payment due in connection with a termination related to a Change in Control will equal two times his base salary plus his average bonus for the last three years; (iv) the Company is obligated to pay for 12 months of health, disability, and life insurance following a termination without Cause or for Good Reason; (v) the Company is obligated to pay health insurance premiums for 24 months and disability and life insurance premiums for 12 months following a termination related to a Change in Control; and (vi) his non-competition and non-solicitation periods are one year following termination.

Bank Executive Vice President and Chief Banking Officer Kyle D. Phelps

The Company has entered into an Employment Agreement with Mr. Phelps. His agreement is included in this Form 8-K as Exhibit 10.3. In connection with this, PMHG intends to grant to Mr. Phelps 5,750 shares of restricted stock. This grant will be divided into three installments. The first will be for 2,417 shares and will be made on August 23, 2022. The second will be for 1,667 shares and will be made on August 23, 2023. The final installment will be for 1,666 shares and will be made on August 1, 2024. Each such grant will be subject to a three-year vesting schedule.

Mr. Phelps’ agreement is identical in all material respects to Mr. Dixon’s agreement, except that: (i) it does not provide for a discretionary equity bonus or a minimum cash bonus target, rather any annual bonus is based upon the achievement of performance goals established from year to year by the Company’s Chief Executive Officer and President; (ii) the payment due in connection with a termination other than for Cause or without Good Reason will be equal to his current salary plus a prorated portion of his average cash bonus for the previous three years; (iii) the payment due in connection with a termination related to a Change in Control will equal two times his base salary plus his average bonus for the last three years; (iv) the Company is obligated to pay for 12 months of health, disability, and life insurance following a termination without Cause or for Good Reason; (v) the Company is obligated to pay health insurance premiums for 24 months and disability and life insurance premiums for 12 months following a termination related to a Change in Control; and (vi) his non-competition and non-solicitation periods are one year following termination.

Bank Executive Vice President and Chief Risk Officer Susan Payne Turner

The Company has entered into an Employment Agreement with Mrs. Turner. Her agreement is included in this Form 8-K as Exhibit 10.4.

Mrs. Turner’s agreement is identical in all material respects to Mr. Dixon’s agreement, except that: (i) it does not provide for a discretionary equity bonus or a minimum cash bonus target, rather any annual bonus is based upon the achievement of performance goals established from year to year by the Company’s Chief Executive Officer and President; (ii) the payment due in connection with a termination other than for Cause or without Good Reason will be equal to her current salary plus a prorated portion of her average cash bonus for the previous three years; (iii) the payment due in connection with a termination related to a Change in Control will equal one and one half times her base salary plus her average bonus for the last three years; (iv) the Company is obligated to pay for 12 months of health, disability, and life insurance following a termination without Cause or for Good Reason; (v) the Company is obligated to pay health insurance premiums for 18 months and disability and life insurance premiums for 12 months; and (v) her non-competition and non-solicitation periods are one year following termination.

Bank Executive Vice President and Chief Information Officer Monté L. Ward

The Company has entered into an Employment Agreement with Mr. Ward. His agreement is included in this Form 8-K as Exhibit 10.5.

Mr. Ward’s agreement is identical in all material respects to Mr. Dixon’s agreement, except that: (i) it does not provide for a discretionary equity bonus or a minimum cash bonus target, rather any annual bonus is based upon the achievement of performance goals established from year to year by the Company’s Chief Executive Officer and President; (ii) the payment due in connection with a termination other than for Cause or without Good Reason will be equal to his current salary plus a prorated portion of his average cash bonus for the previous three years; (iii) the payment due in connection with a termination related to a Change in Control will equal one and one half times his base salary plus his average bonus for the last three years; (iv) the Company is obligated to pay for 12 months of health, disability, and life insurance following a termination without Cause or for Good Reason; (v) the Company is obligated to pay health insurance premiums for 18 months and disability and life insurance premiums for 12 months following a termination related to a Change in Control; and (vi) his non-competition and non-solicitation periods are one year following termination.

Bank Executive Vice President and Chief Financial Officer Clint F. Weber

The Company has entered into an Employment Agreement with Mr. Weber. His agreement is included in this Form 8-K as Exhibit 10.6.

Mr. Weber’s agreement is identical in all material respects to Mr. Dixon’s agreement, except that: (i) it does not provide for a discretionary equity bonus or a minimum cash bonus target, rather any annual bonus is based upon the achievement of performance goals established from year to year by the Company’s Chief Executive Officer and President; (ii) the payment due in connection with a termination other than for Cause or without Good Reason will be equal to his current salary plus a prorated portion of his average cash bonus for the previous three years; (iii) the payment due in connection with a termination related to a Change in Control will equal one and one half times his base salary plus his average bonus for the last three years; (iv) the Company is obligated to pay for 12 months of health, disability, and life insurance following a termination without Cause or for Good Reason; (v) the Company is obligated to pay health insurance premiums for 18 months and disability and life insurance premiums for 12 months following a termination related to a Change in Control; and (vi) his non-competition and non-solicitation periods are one year following termination.

Indemnification Agreements

PMHG has entered into Indemnification Agreements with Mr. Phelps, Mrs. Turner, Mr. Weber, and Mr. Ward. These agreements are identical in all material respects to the Indemnification Agreements of member of the Company’s Boards of Directors (including Mr. Dixon and Mr. Jensen). The form of such agreements is Exhibit 10.7 to this Form 8-K, incorporated by reference as Exhibit 10.15 to PMHG’s Form 10-K for the year ended December 31, 2021, filed on March 22, 2022.

The foregoing summary of such agreements does not purport to be complete and is qualified in its entirety by reference to the agreements, which are attached as exhibits to this Form 8-K and which are incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)          Exhibits.

10.1       Second Amended and Restated Employment Agreement by and between Prime Meridian Holding Company, Inc., Prime Meridian Bank, and Sammie D. Dixon, Jr., dated as of August 1, 2022.

10.2       Amended and Restated Employment Agreement by and between Prime Meridian Holding Company, Inc., Prime Meridian Bank, and Chris L. Jensen, Jr., dated as of August 1, 2022.

10.3       Employment Agreement by and between Prime Meridian Holding Company, Inc., Prime Meridian Bank, and Kyle D. Phelps dated as of August 1, 2022.

10.4       Employment Agreement by and between Prime Meridian Holding Company, Inc., Prime Meridian Bank, and Susan Payne Turner dated as of August 1, 2022.

10.5       Employment Agreement by and between Prime Meridian Holding Company, Inc., Prime Meridian Bank, and Monté L. Ward dated as of August 1, 2022.

10.6       Employment Agreement by and between Prime Meridian Holding Company, Inc., Prime Meridian Bank, and Clint F. Weber dated as of August 1, 2022.

10.7       Form of Indemnification Agreement

104        Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIME MERIDIAN HOLDING COMPANY

By:	/s/ Clint F. Weber
Clint F. Weber
Chief Financial Officer and Executive Vice President

Date: August 2, 2022